UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

-Bruker Confidential-

Item 8.01 Other Events.

On February 16, 2023, Bruker Corporation (the “Company”) was informed that Frank H. Laukien PhD, Chairman, President, and Chief Executive Officer of the Company, entered into a stock trading plan designed to comply with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended (the “Plan”). Rule 10b5-1 trading plans permit individuals who are not in possession of material, non-public information to adopt a written, pre-arranged plan for transactions in securities under specified conditions and for specified periods of time. Dr. Laukien’s Plan is part of an individual long-term asset diversification, tax, and financial planning strategy that will also allow him to provide financial support to the planned Laukien Science Foundation. The Plan was established in accordance with the Company’s Insider Trading Policy. Under the terms of the Plan, Dr. Laukien (a) will have no discretion or control over the timing or effectuation of any transactions in Company securities pursuant to the Plan and (b) is scheduled to sell up to 800,000 shares through the close of trading on May 19, 2023.

Dr. Laukien continues to be subject to the Company’s stock ownership guidelines, under which he is required to hold shares of Company common stock equal in aggregate value to at least five times his base salary. Upon the conclusion of each sales transaction under the Plan, Dr. Laukien will continue to satisfy the requirements of the Company’s stock ownership guidelines. The entirety of the shares to be sold under the Plan represents less than 3% of the aggregate number of shares of Company common stock held by Dr. Laukien as of February 16, 2023.

Transactions pursuant to the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission to the extent required by law. Except as required by law, the Company does not undertake to report other Rule 10b5-1 trading plans that may be adopted by any officer, director, or other shareholder in the future or to report any modifications or terminations of any publicly announced trading plan.

-Bruker Confidential-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: February 21, 2023	By:	/s/GERALD N. HERMAN
Gerald N. Herman
Executive Vice President and Chief Financial Officer

-Bruker Confidential-